Exhibit 99.1

FOR IMMEDIATE RELEASE August 1, 2011	Analyst Contacts:	Max Kuniansky, (702) 402-5627
Britta Carlson, (702) 402-5624
	Media Contact:	Karl Walquist, (775) 834-3891
NV Energy Reports Second Quarter Earnings
Las Vegas — NV Energy, Inc. (NYSE: NVE) today announced financial results for the three months and six months ended June 30, 2011.
NV Energy Consolidated Results
Periods ended June 30

	Net Income		Earnings
	($ Millions)		Per Share (Diluted)
	2011	2010	2011	2010
Three Months	$12.9	$36.9	$0.05	$0.16
Six Months	$15.2	$35.2	$0.06	$0.15
“Mild weather, completion of the Harry Allen Generating Station and regulatory adjustments were key factors affecting our second quarter results,” said Michael Yackira, president and chief executive officer of NV Energy, Inc. “Looking ahead, we remain focused on reducing costs, improving efficiency, and building value for shareholders.”
The second quarter of 2011 reflects $8.6 million of pre-tax adjustments to amounts previously recorded in connection with energy efficiency and conservation programs. These adjustments, which adversely affected results, followed a May 2011 decision by the Public Utilities Commission of Nevada.
Results for the second quarter of 2010 included a $7.6 million pre-tax gain on a May 2010 asset sale, and the results of NV Energy’s California operations, which were sold effective January 1, 2011.
Webcast Scheduled for 7:00 a.m. PDT today, Monday, August 1, 2011
Senior management of NV Energy will review the company’s second quarter 2011 financial results and other matters during a conference call and live webcast today, Monday, August 1, at 7:00 a.m. Pacific Standard Time.
The webcast will be accessible on the NV Energy website at: www.nvenergy.com.

P.O. BOX, LAS VEGAS, NEVADA 89151-0001	6226 WEST SAHARA AVENUE, LAS VEGAS, NEVADA 89146
P.O. BOX 30150, RENO, NEVADA 89520-3150	6100 NEIL ROAD, RENO, NEVADA 89511 nvenergy.com

A taped replay will remain on the company’s website for approximately 90 days. To listen to the replay by telephone, call (800) 475-6701. International callers should dial (320) 365-3844. Use the conference call access code, 208893.
Headquartered in Las Vegas, NV Energy, Inc. is a holding company whose principal subsidiaries, Nevada Power Company and Sierra Pacific Power Company, are doing business as NV Energy. Serving a 45,592 square-mile service territory that stretches north to south from Elko to Laughlin, NV Energy provides a wide range of energy services and products to approximately 2.4 million citizens of Nevada as well as approximately 40 million tourists annually.
This press release may contain forward-looking statements regarding the future performance of NV Energy, Inc. and its subsidiaries, Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy, within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to a variety of risks and uncertainties that could cause actual results to differ materially from current expectations. These risks and uncertainties include, but are not limited to, NV Energy Inc.’s ability to maintain access to the capital markets, NV Energy Inc.’s ability to receive dividends from its subsidiaries, the financial performance of NV Energy Inc.’s subsidiaries, particularly Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy, and the discretion of NV Energy Inc.’s Board of Directors with respect to the payment of future dividends based on its periodic review of factors that ordinarily affect dividend policy, such as current and prospective financial condition, earnings and liquidity, prospective business conditions, regulatory factors, and dividend restrictions in NV Energy Inc.’s and its subsidiaries’ financing agreements. For Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy, these risks and uncertainties include, but are not limited to, future economic conditions both nationally and regionally, changes in the rate of industrial, commercial and residential growth in their service territories, their ability to procure sufficient renewable energy sources in each compliance year to satisfy the Nevada Renewable Energy Portfolio Standard, changes in environmental laws and regulations, construction risks, their ability to maintain access to the capital markets for general corporate purposes and to finance construction projects, employee workforce factors, including changes in and renewals of collective bargaining agreements, strikes or work stoppages, unseasonable weather, drought, threat of wildfire and other natural phenomena, explosions, fires, accidents, mechanical breakdowns that may occur while operating and maintaining an electric and natural gas system, their ability to purchase sufficient fuel, natural gas and power to meet their power demands and natural gas demands for Sierra Pacific Power Company d/b/a NV Energy, financial market conditions, and unfavorable rulings in their pending and future regulatory filings. Additional cautionary statements regarding other risk factors that could have an effect on the future performance of NV Energy, Inc., Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy are contained in their quarterly reports on Form 10-Q for the quarter ended March 31, 2011, and Annual Reports on Form 10-K for the year ended December 31, 2010, each filed with the Securities and Exchange Commission. NV Energy Inc., Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy undertake no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

NV ENERGY, INC.
CONSOLIDATED INCOME STATEMENTS
(Dollars in Thousands, Except Per Share Amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
OPERATING REVENUES	$674,931	$782,683	$1,315,914	$1,497,172

OPERATING EXPENSES:
Fuel for power generation	156,803	181,662	303,141	403,281
Purchased power	160,308	165,321	295,324	272,684
Gas purchased for resale	24,984	25,154	77,616	90,713
Deferred energy	(8,106)	54,933	(10,058)	72,499
Other operating expenses	97,547	101,388	203,521	208,014
Maintenance	32,186	28,860	61,948	54,589
Depreciation and amortization	89,606	84,696	172,708	165,644
Taxes other than income	14,684	15,939	30,929	32,112

Total Operating Expenses	568,012	657,953	1,135,129	1,299,536

OPERATING INCOME	106,919	124,730	180,785	197,636

OTHER INCOME (EXPENSE):
Interest expense (net of AFUDC-debt: $2,835, $5,926, $9,045 and $10,864)	(80,879)	(80,772)	(158,222)	(160,836)
Interest income (expense) on regulatory items	(4,062)	(2,997)	(7,824)	(5,068)
AFUDC-equity	3,522	7,138	11,164	13,091
Other income	4,439	15,401	10,297	21,278
Other expense	(9,087)	(9,659)	(13,743)	(12,725)

Total Other Income (Expense)	(86,067)	(70,889)	(158,328)	(144,260)

Income Before Income Tax Expense	20,852	53,841	22,457	53,376

Income tax expense	7,964	16,895	7,239	18,151

NET INCOME	$12,888	$36,946	$15,218	$35,225

Amount per share basic and diluted
Net income per share basic and diluted	$0.05	$0.16	$0.06	$0.15

Weighted Average Shares of Common Stock Outstanding — basic	235,867,068	234,995,083	235,697,687	234,927,239

Weighted Average Shares of Common Stock Outstanding — diluted	237,278,546	236,134,449	237,027,656	235,965,452

Dividends Declared Per Share of Common Stock	$0.12	$0.11	$0.24	$0.22

NV ENERGY, INC.
CONSOLIDATED OPERATING STATISTICS AND FINANCIAL HIGHLIGHTS
(unaudited)
ELECTRIC SALES — MWh’s
(in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
			Change from			Change from
	2011	2010	Prior Year	2011	2010	Prior Year
Residential	2,248	2,425	-7.3%	4,371	4,599	-5.0%
Commercial	1,760	1,826	-3.6%	3,331	3,423	-2.7%
Industrial	2,669	2,632	1.4%	4,968	4,908	1.2%

TOTAL RETAIL	6,677	6,883	-3.0%	12,670	12,930	-2.0%
Other	55	54	1.9%	113	113	0.0%

TOTAL	6,732	6,937	-3.0%	12,783	13,043	-2.0%

ELECTRIC SALES — MWh’s (EXCLUDING CALIFORNIA)*
(in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
				Average				Average
			Change from	Change in			Change from	Change in
	2011	2010	Prior Year	Customers	2011	2010	Prior Year	Customers
Residential	2,248	2,361	-4.8%	0.9%	4,371	4,448	-1.7%	0.9%
Commercial	1,760	1,791	-1.7%	0.5%	3,331	3,344	-0.4%	0.6%
Industrial	2,669	2,607	2.4%	-1.3%	4,968	4,846	2.5%	-1.0%

TOTAL RETAIL	6,677	6,759	-1.2%		12,670	12,638	0.3%
Other	55	54	1.9%		113	113	0.0%

TOTAL	6,732	6,813	-1.2%	0.8%	12,783	12,751	0.3%	0.8%

GAS SALES – Dth
(in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
			Change from			Change from
	2011	2010	Prior Year	2011	2010	Prior Year
TOTAL RETAIL	2,871	2,852	0.7%	9,405	8,836	6.4%

ELECTRIC SOURCES — MWh’s
(in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
			Change from			Change from
	2011	2010	Prior Year	2011	2010	Prior Year
Generated	4,464	4,809	-7.2%	8,286	9,430	-12.1%
Purchased	2,822	2,557	10.4%	5,504	4,283	28.5%

TOTAL	7,286	7,366		13,790	13,713

DEGREE DAYS-SOUTH
Heating	85	119	-28.6%	1,131	1,170	-3.3%
Cooling	985	995	-1.0%	1,017	1,006	1.1%

DEGREE DAYS-NORTH
Heating	883	869	1.6%	3,198	2,984	7.2%
Cooling	112	137	-18.2%	112	137	-18.2%
CAPITAL STRUCTURE
(dollars in thousands)

	June 30, 2011		June 30, 2010
Current maturities of long-term debt	$135,991	1.5%	$357,163	4.1%
Long-term debt	5,151,590	59.9%	5,242,442	59.5%

Total debt	$5,287,581	61.4%	$5,599,605	63.6%
Total shareholders’ equity	3,319,706	38.6%	3,210,763	36.4%

Total capitalization (including current maturities of long-term debt)	$8,607,287	100.0%	$8,810,368	100.0%

AVAILABLE LIQUIDITY AS OF JUNE 30, 2011 (dollars in millions)

	NVE	NPC	SPPC
Cash and Cash Equivalents	$5.2	$26.3	$76.1
Balance available on Revolving Credit Facilities	N/A	445.5	237.5
Less reduction for hedging transactions	N/A	(4.5)	(0.9)

	$5.2	$467.3	$312.7

*	Represents results for 2011 and 2010 excluding amounts related to the California operations which were sold on January 1, 2011.

NEVADA POWER COMPANY
CONSOLIDATED INCOME STATEMENTS
(Dollars in Thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
OPERATING REVENUES	$473,898	$539,395	$863,966	$965,194

OPERATING EXPENSES:
Fuel for power generation	114,744	132,067	215,814	288,182
Purchased power	122,408	124,740	217,974	195,967
Deferred energy	2,350	39,960	9,080	59,423
Other operating expenses	61,935	63,292	127,036	130,011
Maintenance	19,325	18,219	41,662	35,238
Depreciation and amortization	61,913	57,654	119,586	112,755
Taxes other than income	9,046	9,793	19,104	19,819

Total Operating Expenses	391,721	445,725	750,256	841,395

OPERATING INCOME	82,177	93,670	113,710	123,799

OTHER INCOME (EXPENSE):
Interest expense (net of AFUDC-debt: $2,330, $5,444, $8,120 and $9,976)	(55,736)	(53,996)	(107,769)	(107,352)
Interest income (expense) on regulatory items	(1,982)	(777)	(3,433)	(808)
AFUDC-equity	2,855	6,398	9,953	11,760
Other income	2,676	2,659	6,308	5,242
Other expense	(5,179)	(5,172)	(7,911)	(6,304)

Total Other Income (Expense)	(57,366)	(50,888)	(102,852)	(97,462)

Income Before Income Tax Expense	24,811	42,782	10,858	26,337

Income tax expense	8,748	12,998	3,815	8,879

NET INCOME	$16,063	$29,784	$7,043	$17,458

NEVADA POWER COMPANY
OPERATING STATISTICS AND FINANCIAL HIGHLIGHTS
(unaudited)
ELECTRIC SALES — MWh’s
(in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
				Average				Average
			Change from	Change in			Change from	Change in
	2011	2010	Prior Year	Customers	2011	2010	Prior Year	Customers
Residential	1,781	1,886	-5.6%	1.1%	3,310	3,405	-2.8%	1.1%
Commercial	1,073	1,086	-1.2%	0.4%	1,988	1,994	-0.3%	0.4%
Industrial	2,027	1,988	2.0%	-1.0%	3,723	3,648	2.1%	-1.1%

TOTAL RETAIL	4,881	4,960	-1.6%		9,021	9,047	-0.3%
Other	51	50	2.0%		105	105	0.0%

TOTAL	4,932	5,010	-1.6%	1.0%	9,126	9,152	-0.3%	1.0%

ELECTRIC SOURCES — MWh’s
(in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
			Change			Change
			from Prior			from Prior
	2011	2010	Year	2011	2010	Year
Generated	3,487	3,699	-5.7%	6,260	7,130	-12.2%
Purchased	1,718	1,550	10.8%	3,301	2,407	37.1%

TOTAL	5,205	5,249		9,561	9,537

DEGREE DAYS
Heating	85	119	-28.6%	1,131	1,170	-3.3%
Cooling	985	995	-1.0%	1,017	1,006	1.1%
CAPITAL STRUCTURE
(dollars in thousands)

	June 30, 2011		June 30, 2010
Current maturities of long-term debt	$135,991	2.1%	$357,163	5.5%
Long-term debt	3,465,040	54.2%	3,475,347	53.9%

Total debt	$3,601,031	56.3%	$3,832,510	59.4%
Total shareholder’s equity	2,798,628	43.7%	2,614,530	40.6%

Total capitalization (including current maturities of long-term debt)	$6,399,659	100.0%	$6,447,040	100.0%

SIERRA PACIFIC POWER COMPANY
CONSOLIDATED INCOME STATEMENTS
(Dollars in Thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
OPERATING REVENUES:
Electric	$164,582	$202,877	$343,199	$411,539
Gas	36,448	40,405	108,742	120,425

Total Operating Revenues	201,030	243,282	451,941	531,964

OPERATING EXPENSES:
Fuel for power generation	42,059	49,595	87,327	115,099
Purchased power	37,900	40,581	77,350	76,717
Gas purchased for resale	24,984	25,154	77,616	90,713
Deferral of energy — electric — net	(11,898)	8,725	(23,829)	7,225
Deferral of energy — gas — net	1,442	6,248	4,691	5,851
Other operating expenses	34,687	37,014	74,903	76,367
Maintenance	12,861	10,641	20,286	19,351
Depreciation and amortization	27,693	27,042	53,122	52,889
Taxes other than income	5,599	6,098	11,623	12,164

Total Operating Expenses	175,327	211,098	383,089	456,376

OPERATING INCOME	25,703	32,184	68,852	75,588

OTHER INCOME (EXPENSE):
Interest expense (net of AFUDC-debt: $505, $482, $925 and $888)	(16,774)	(17,113)	(33,720)	(34,158)
Interest income (expense) on regulatory items	(2,080)	(2,220)	(4,391)	(4,260)
AFUDC-equity	667	740	1,211	1,331
Other income	1,177	10,142	3,229	11,897
Other expense	(3,554)	(4,401)	(5,148)	(6,270)

Total Other Income (Expense)	(20,564)	(12,852)	(38,819)	(31,460)

Income Before Income Tax Expense	5,139	19,332	30,033	44,128

Income tax expense	1,627	8,017	9,945	15,693

NET INCOME	$3,512	$11,315	$20,088	$28,435

SIERRA PACIFIC POWER COMPANY
OPERATING STATISTICS AND FINANCIAL HIGHLIGHTS
(unaudited)
ELECTRIC SALES — MWh’s
(in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
			Change from			Change from
	2011	2010	Prior Year	2011	2010	Prior Year
Residential	467	539	-13.4%	1,061	1,194	-11.1%
Commercial	687	740	-7.2%	1,343	1,429	-6.0%
Industrial	642	644	-0.3%	1,245	1,260	-1.2%

TOTAL RETAIL	1,796	1,923	-6.6%	3,649	3,883	-6.0%
Other	4	4	0.0%	8	8	0.0%

TOTAL	1,800	1,927	-6.6%	3,657	3,891	-6.0%

ELECTRIC SALES — MWh’s (EXCLUDING CALIFORNIA)*
(in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
				Average				Average
			Change from	Change in			Change from	Change in
	2011	2010	Prior Year	Customers	2011	2010	Prior Year	Customers
Residential	467	475	-1.7%	0.3%	1,061	1,043	1.7%	0.3%
Commercial	687	705	-2.6%	0.6%	1,343	1,350	-0.5%	1.1%
Industrial	642	619	3.7%	-4.8%	1,245	1,198	3.9%	0.0%

TOTAL RETAIL	1,796	1,799	-0.2%		3,649	3,591	1.6%
Other	4	4	0.0%		8	8	0.0%

TOTAL	1,800	1,803	-0.2%	0.3%	3,657	3,599	1.6%	0.4%

GAS SALES – Dth
(in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
			Change from			Change from
	2011	2010	Prior Year	2011	2010	Prior Year
TOTAL RETAIL	2,871	2,852	0.7%	9,405	8,836	6.4%

ELECTRIC SOURCES — MWh’s
(in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
			Change from			Change from
	2011	2010	Prior Year	2011	2010	Prior Year
Generated	977	1,110	-12.0%	2,026	2,300	-11.9%
Purchased	1,104	1,007	9.6%	2,203	1,876	17.4%

TOTAL	2,081	2,117		4,229	4,176

DEGREE DAYS
Heating	883	869	1.6%	3,198	2,984	7.2%
Cooling	112	137	-18.2%	112	137	-18.2%
CAPITAL STRUCTURE
(dollars in thousands)

	June 30, 2011		June 30, 2010
Current maturities of long-term debt	$—	0.0%	$—	0.0%
Long-term debt	1,180,051	55.5%	1,281,500	55.9%

Total debt	$1,180,051	55.5%	$1,281,500	55.9%
Total shareholder’s equity	945,771	44.5%	1,012,710	44.1%

Total capitalization (including current maturities of long-term debt)	$2,125,822	100.0%	$2,294,210	100.0%

*	Represents results for 2011 and 2010 excluding amounts related to the California operations which were sold on January 1, 2011.

Gross margin is presented by Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy in order to provide information that management believes aids the reader in determining how profitable the electric and gas business is at the most fundamental level. Gross margin, which is a “non-GAAP financial measure” as defined in accordance with SEC rules, provides a measure of income available to support the other operating expenses of the business and is utilized by management in its analysis of its business.
Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy believe presenting gross margin allows the reader to assess the impact of regulatory treatment and their overall regulatory environment on a consistent basis. Gross margin, as a percentage of revenue, is primarily impacted by the fluctuations in electric and natural gas supply costs versus the fixed rates collected from customers. While these fluctuating costs impact gross margin as a percentage of revenue, they only impact gross margin amounts if the costs cannot be passed through to customers. Gross margin, which Nevada Power Company and Sierra Pacific Power Company both d/b/a NV Energy calculate as operating revenues less energy costs, provides a measure of income available to support the other operating expenses. Gross margin changes are based primarily on general base rate adjustments (which are required to be filed by statute every three years). Reconciliations between GAAP operating income and gross margin are provided in tables herein. These non-GAAP measures should not be considered as substitutes for the GAAP measures.
NV Energy, Inc. Consolidated
Gross Margin
(dollars in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
			Change			Change
			from Prior			from Prior
	2011	2010	Year %	2011	2010	Year %
Operating Revenues:	$674,931	$782,683	-13.8%	$1,315,914	$1,497,172	-12.1%

Energy Costs:
Fuel for power generation	156,803	181,662	-13.7%	303,141	403,281	-24.8%
Purchased power	160,308	165,321	-3.0%	295,324	272,684	8.3%
Gas purchased for resale	24,984	25,154	-0.7%	77,616	90,713	-14.4%
Deferred energy	(8,106)	54,933	-114.8%	(10,058)	72,499	-113.9%

	$333,989	$427,070	-21.8%	$666,023	$839,177	-20.6%

Gross Margin	$340,942	$355,613	-4.1%	$649,891	$657,995	-1.2%

Other operating expenses	97,547	101,388		203,521	208,014
Maintenance	32,186	28,860		61,948	54,589
Depreciation and amortization	89,606	84,696		172,708	165,644
Taxes other than income	14,684	15,939		30,929	32,112

Operating Income	$106,919	$124,730	-14.3%	$180,785	$197,636	-8.5%

Nevada Power Company
Gross Margin
(dollars in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
			Change			Change
			from Prior			from Prior
	2011	2010	Year %	2011	2010	Year %
Operating Revenues:	$473,898	$539,395	-12.1%	$863,966	$965,194	-10.5%

Energy Costs:
Fuel for power generation	114,744	132,067	-13.1%	215,814	288,182	-25.1%
Purchased power	122,408	124,740	-1.9%	217,974	195,967	11.2%
Deferred energy	2,350	39,960	-94.1%	9,080	59,423	-84.7%

	$239,502	$296,767	-19.3%	$442,868	$543,572	-18.5%

Gross Margin	$234,396	$242,628	-3.4%	$421,098	$421,622	-0.1%

Other operating expenses	61,935	63,292		127,036	130,011
Maintenance	19,325	18,219		41,662	35,238
Depreciation and amortization	61,913	57,654		119,586	112,755
Taxes other than income	9,046	9,793		19,104	19,819

Operating Income	$82,177	$93,670	-12.3%	$113,710	$123,799	-8.1%

Sierra Pacific Power Company
Gross Margin
(dollars in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
			Change			Change
			from Prior			from Prior
	2011	2010	Year %	2011	2010	Year %
Operating Revenues:
Electric	$164,582	$202,877	-18.9%	$343,199	$411,539	-16.6%
Gas	36,448	40,405	-9.8%	108,742	120,425	-9.7%

	$201,030	$243,282	-17.4%	$451,941	$531,964	-15.0%

Energy Costs:
Fuel for power generation	$42,059	$49,595	-15.2%	87,327	115,099	-24.1%
Purchased power	37,900	40,581	-6.6%	77,350	76,717	0.8%
Gas purchased for resale	24,984	25,154	-0.7%	77,616	90,713	-14.4%
Deferral of energy — electric — net	(11,898)	8,725	-236.4%	(23,829)	7,225	-429.8%
Deferral of energy — gas — net	1,442	6,248	-76.9%	4,691	5,851	-19.8%

	$94,487	$130,303	-27.5%	$223,155	$295,605	-24.5%

Energy Costs by Segment:
Electric	$68,061	$98,901	-31.2%	$140,848	$199,041	-29.2%
Gas	26,426	31,402	-15.8%	82,307	96,564	-14.8%

	$94,487	$130,303	-27.5%	$223,155	$295,605	-24.5%

Gross Margin by Segment:
Electric	$96,521	$103,976	-7.2%	$202,351	$212,498	-4.8%
Gas	10,022	9,003	11.3%	26,435	23,861	10.8%

	$106,543	$112,979	-5.7%	$228,786	$236,359	-3.2%

Other operating expenses	34,687	37,014		74,903	76,367
Maintenance	12,861	10,641		20,286	19,351
Depreciation and amortization	27,693	27,042		53,122	52,889
Taxes other than income	5,599	6,098		11,623	12,164

Operating Income	$25,703	$32,184	-20.1%	$68,852	$75,588	-8.9%